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                          SOUTHERN CALIFORNIA CHAPTER OF THE
        [LOGO]      SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,-R- INC.

                             INDUSTRIAL REAL ESTATE LEASE
                               (SINGLE-TENANT FACILITY)

ARTICLE ONE: BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01.  DATE OF LEASE:  June 21, 1994

     Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): David Miller, as Trustee of the David Miller and Edis Miller Family Trust dated January 15, 1987
Address of Landlord:  2350 Century Hill, Century City, California 90067

     Section 1.03. TENANT (INCLUDE LEGAL ENTITY): Boro Vukadinovic/ RETROSPETTIVA INC.
Address of Tenant: 8825 West Olympic Boulevard, Beverly Hills, California
90211

     Section 1.04. PROPERTY: (include street address, approximate square footage and description) An approximately 2,200 rentable square feet of a building commonly known as 8825 West Olympic Boulevard, Beverly Hills, CA 90211

     Section 1.05. LEASE TERM: 4 years 0 months beginning on August 30, 1994 or such other date as is specified in this Lease, and ending on August 29, 1998 or any other date mutually agreed upon by Landlord and Tenant.

     Section 1.06. PERMITTED USES: (See Article Five) import/export and trading of clothing and related apparel

     Section 1.07. TENANT'S GUARANTOR: (If none, so state) None

     Section 1.08. BROKERS: (See Article Fourteen) (If none, so state) Landlord's Broker: None
Tenant's Broker: None

     Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen) $ N/A

     Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $2,200.00

     Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: two (2) parking spaces in the rear of the Property nearest in proximity to the alley. Tenant may obtain additional parking spaces (if then available) on an unreserved basis and at a cost of Fifty Dollars ($50.00) per space per month. The location of said additional spaces shall be on the premises located at 8825 West Olympic Boulevard, Beverly Hills, California 90211

     Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

     (a) BASE RENT: Two Thousand Two Hundred and no/100 --- Dollars ($2,200.00) per month for the first twelve (12) months, as provided in Section 3.O1, and shall be increased on the first day of the thirteenth (13th), twenty-fifth
(25th) and thirty-seventh (37th) month(s) after the Commencement Date, as provided in Section 3.02. (If (ii) is completed, then (i) and Section 3.02 are inapplicable.)

     (b)  OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04);
(iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07);
(v) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.13. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05) one hundred percent (100%) of the Profit (the "Landlord's Share").

     Section 1.14. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state) Rider to Industrial Real Estate Lease

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     ARTICLE TWO: LEASE TERM

     Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to
Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date for any reason whatsoever, including, without limitation, the failure of the existing tenant of the Property to vacate the Property prior to the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten
(10) days after the sixty (60) -day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

     Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

     Section 3.01. TIME AND MANNER OF PAYMENT. On or before the execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. Except as provided below, the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to pay Base Rent for the second full calendar month of the Lease Term.

     Section 3.02. COST OF LIVING INCREASES. The Base Rent shall be increased on each date (the "Rental Adjustment Date") stated in Paragraph 1.12(a) above in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Property is located on the basis of 1982-1984 = 100) (the "Index") as follows:

     (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustment Date, the percentage increase between those two Indices, and the new Base Rent. Any increase in the Base Rent provided for in this Section 3.02 shall be subject to any minimum or maximum increase, if provided for in Paragraph 1.12(a).

     (b) Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

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     Section 3.03. SECURITY DEPOSIT; INCREASES.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02. PROPERTY TAXES.

     (a) REAL PROPERTY TAXES. Subject to Paragraph 4.02(c) below, Tenant shall pay all real property taxes on the Project (as defined below) including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10) -day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax (including, without limitation, the City of Beverly Hills license tax) business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or the Project; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property or the Project by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property or the Project due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property or the Project; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c)  JOINT ASSESSMENT.  See Rider.

     (d)  PERSONAL PROPERTY TAXES.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

         (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (e) TENANT'S RIGHT TO CONTEST TAXES. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens as interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.

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     Section 4.03. UTILITIES.  Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal, gardening other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  INSURANCE POLICIES.

    (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be Five Hundred Thousand Dollars ($500,000) or more per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and
(iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b)  PROPERTY AND RENTAL INCOME INSURANCE.  During the Lease Term,
Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

     (d)  PERSONAL PROPERTY INSURANCE.  See Rider.

     (e)  GENERAL INSURANCE PROVISIONS.

          (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

         (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

         (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

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         (iv)  Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.05. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (l0%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.07. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) -month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE:  USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

     Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriffs sales at the Property.

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      Section 5.05. INDEMNITY.  Tenant shall indemnify Landlord against and hold
Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous
Material: or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX:  CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease. See Rider.

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant. Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

     Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time, other than the roof and exterior walls, all of which shall be maintained by Landlord at Landlord's sole cost and expense. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

     Section 6.04. TENANT'S OBLIGATIONS.

     (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior (including that portion of the parking lot servicing the Property), and landscaped areas, portions, systems and equipment) other than the roof and exterior walls in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

     (b)  Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten
(10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.05.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, including non-structural alterations. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     (c)  See Rider.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or
(ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten
(10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

      Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:  CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. OFFER TO TERMINATE. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

     Section 9.05. LANDLORD'S CONSENT.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b)  If Tenant assigns or subleases, the following shall apply:

          (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

     Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN:  DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

    Section 10.02.  DEFAULTS.  Tenant shall be in material default under this
Lease:

    (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

    (b) If Tenant fails to pay rent or any other charge when due;

    (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) -day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

      (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of
(i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated
Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

     Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. CUMULATAIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten
(10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

    Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) If Tenant does not deliver such statement to Landlord within such ten
(10) -day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE:  LEGAL COSTS

     Section 12.01 LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

      Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attomeys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

    Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) -day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

      Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

     Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that Tenant has had no dealings with any agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

                                 See Rider.

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                                       "LANDLORD"


Signed on June 22, 1994                            /s/  DAVID MILLER
                                            -----------------------------------
                                            David Miller, as Trustee of the
                                            David Miller and Edis Miller
                                            Family Trust dated January 19, l987
at 8825 West Olympic

                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------

                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------


                                                         "TENANT"

Signed on June 22, 1994                            /s/  BORO VUKADINAVIC
                                            -----------------------------------
                                            Boro Vukadinavic, individually

at                                          RETROSPETTIVA INC.
  -----------------------------------       -----------------------------------


                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------

                                            By:
                                                -------------------------------

                                            Its:
                                                -------------------------------


     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,-REGISTERED TRADEMARK- INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,-REGISTERED TRADEMARK- INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

                    RIDER TO INDUSTRIAL REAL ESTATE LEASE

     This Rider to Industrial Real Estate Lease (this "Rider") is attached to and forms a part of the Industrial Real Estate (Single-Tenant Facility) (the "Lease") dated June 21, 1994 between David Miller, as Trustee of the David Miller and Edis Miller Family Trust dated January 19, 1987, as Landlord, and Boro Vukadinovic/Magellan, jointly and severally, as Tenant, covering the property located at 8825 W. Olympic Boulevard, Beverly Hills, California, as more particularly described in the Lease. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Lease. In the event of any conflict or inconsistency between the terms and provisions of this Rider and the terms and provisions of the Lease, the terms and provisions of this Rider shall prevail.

     The terms and provisions of the Lease are hereby modified or supplemented as follows:

     1. SECTION 4.02(c). JOINT ASSESSMENT. Section 4.02(c) is hereby deleted in its entirety and the following is hereby inserted in its place:

    "Landlord and Tenant hereby acknowledge and agree that the Property is assessed together with the real property adjacent thereto commonly known as 8827 West Olympic Boulevard, Beverly Hills, California ("Adjacent Property"). The Property and the Adjacent Property are together referred to herein as the "Project." Notwithstanding any provision of Section 4.02(a) to the contrary, and subject to the provisions of Paragraph 4.07 below, with respect to the Project Tax (as defined below) only, Tenant shall pay twenty-five percent (25%) of such Project Tax in excess of Eleven Thousand Five Hundred Fifty-Five and No/100 Dollars ($11,555.00) in each calendar year during the Lease Term. Notwithstanding the preceding sentence, with respect to any and all partial calendar years during the Lease Term, the Eleven Thousand Five Hundred Fifty-Five and No/100 Dollars ($11,555.00) figure shall be prorated based on the actual number of calendar months, or portion thereof, in which the Lease is in effect in the applicable calendar year.
    As used herein, the term "Project Tax" means only the tax imposed against the Project as shown on each annual tax bill for the Project, which tax is payable in two installments, one by no later than December 10 of the year in which the tax bill is received, and the other by no later than April 10 of the year following the year in which the tax bill is received."

    2.  SECTION 4.04.  INSURANCE POLICIES.  The following is hereby added after
Section 4.04(c) as a new Section 4.04(d):

    "(d) PERSONAL PROPERTY INSURANCE. During the Lease Term, Tenant shall maintain policies of insurance covering loss of or damage to Tenant's trade fixtures, furnishings, equipment, inventory, leasehold improvements made by Tenant and other personal property belonging to Tenant at the Property in the full amount of their replacement value. Such policy shall contain an inflation guard endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and other perils which Landlord may reasonably require."

   3. SECTION 6.01. EXISTING CONDITIONS. The following is hereby added at the end of Section 6.01:

   "Tenant hereby acknowledges and agrees that (i) all alterations, additions or improvements which Tenant desires to make in order to prepare the Property for Tenant's occupancy shall be subject to Landlord's prior written consent, and shall be made by Tenant at Tenant's sold cost and expense; and (ii) any and all such alterations, additions and improvements shall be performed by Tenant in strict accordance with the provisions of Section 6.05. Notwithstanding any provision of this Section 6.01 to the contrary, Landlord warrants to Tenant that the existing plumbing, electrical and HVAC systems in the Property shall be in good operating condition on the earlier of (i) the Commencement Date or
   (ii) the date that Tenant first occupies the Property. If a non-compliance with said warranty exists as of the earlier of (i) the Commencement Date or (ii) the date that Tenant first occupies the Property, Landlord shall promptly, after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense. If Tenant does not give Landlord written notice of any non-compliance with this warranty within thirty (30) days after the earlier of (i) the Commencement Date or (ii) the date that Tenant first occupies the Property, correction of all non-compliances shall be the obligation of Tenant at Tenant's sole cost and expense. Except for Landlord's obligation to correct any non-compliance with this warranty as provided above, nothing contained herein shall require Landlord to maintain or repair the plumbing, electrical or HVAC systems during the Lease Term.

   4. SECTION 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. The following is hereby added after Section 6.05(b) as a new Section 6.05(c):

   "(c) Tenant shall keep the Property free and clear of all liens, security interests and encumbrances (collectively, 'Liens') arising out of or in connection with any alterations, additions or improvements made by or for Tenant, or any labor, services or materials provided for or at the request of Tenant. Tenant shall indemnify and defend Landlord, and hold Landlord harmless, from and against (i) all Liens; (ii) the removal of all Liens and any actions or proceedings related thereto; and (iii) any and all losses, costs, damages, liabilities and expenses (including, without limitation, attorneys' fees) incurred by Landlord in connection with the foregoing. If Tenant fails to keep the Property free from Liens, then (A) without in any way limiting any other rights or remedies available to Landlord as a result thereof, (B) without inquiry into the validity of such Liens, and (C) without regard to any defense or offset Tenant may have against the claimant on whose behalf the Lien was filed, Landlord may take such action as Landlord deems necessary to discharge such Liens, including, without limitation, making payment to the claimant on whose behalf the Lien was filed, in which event Tenant shall pay to Landlord upon demand any such sum so paid by Landlord."

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Rider concurrently with their execution of the Lease.


                                  "LANDLORD"


                                  /s/ DAVID MILLER
                                  -----------------------------------
                                  David Miller, as Trustee of the
                                  David Miller and Edis Miller
                                  Family Trust dated January 19, 1987



                                  "TENANT"


                                  /s/ BORO VUKADINOVIC
                                  -----------------------------------
                                  Boro Vukadinovic, individually


                                  RETROSPETTIVA, INC.


                                  By:  President
                                      -------------------------------
                                      Its
                                         ----------------------------


                                  By:
                                      -------------------------------
                                      Its
                                         ----------------------------

[LOGO]     BANK OF AMERICA

                                                   APPLICATION AND AGREEMENT
                                                FOR COMMERCIAL LETTER OF CREDIT

To: Bank of America National Trust and Savings Association ("Bank")

A.  APPLICATION.

_________________________________________ ("Customer") requests Bank to issue an irrevocable commercial letter of credit ("Letter of Credit") as follows:
/ / Full text teletransmission / / Airmail with brief preliminary teletransmission advice / / Airmail / /Courier

 1. Advising bank and address (if left blank, Bank will select advising bank)


-----------------------------------------------------------------------------
                       FOR BANK USE ONLY
 2. L/C No.

    ---------------------------------

-----------------------------------------------------------------------------

 3. Expiration Date: DRAFTS TO BE DRAWN AND PRESENTED TO THE NEGOTIATING OR PAYING BANK ON OR BEFORE:

    ___________________________________________ , 19 ______

 4. For account of (Customer Name and Address)


 5. In favor of (Beneficiary Name and Address)


 6. Amount:  ________________________________________________________________

    _________________________________________________________________________

    __________________________________________________ (In word and figures.)

    Currency ________________________________________________________________

    _________________________________________________________________________

 7. Covering ________% of invoice value. (FULL INVOICE VALUE UNLESS OTHERWISE SPECIFIED.)

 8.  Available by drafts at (Tenor) _________________________________ on Bank,
     Bank's branch or Bank's correspondent, at Bank's option, or Bank may waive draft requirement.

 9.  Partial Shipment:
     / / Permitted  / / Not Permitted

10. Transhipment (NOT APPLICABLE TO AIR SHIPMENTS OR COMBINED TRANSPORT SHIPMENTS.)
     / / Permitted  / / Not Permitted

11.  Shipment/Dispatch/Taking in Charge from/At  Latest   For Transportation To

_______________________________________________________________________________
12. Merchandise to be described in invoice as (OMIT UNNECESSARY DETAILS AND SPECIFY PRICE BASIS IN BOX 13).

_______________________________________________________________________________

_______________________________________________________________________________

13. Price basis (CHECK ONE):

    / / FOB   / / CFR  / / CIF  / / Other: ____________________________________

14. Documents required (Check applicable boxes below):
    / / Signed commercial invoice in duplicate.
    / / Marine and war insurance policy or certificate for 110% invoice value in duplicate.
        Insurance to be effected by: __________________________________________
    / / Original clean  / / Air  / / Truck  / / Rail transport document.
        Consigned to: _________________________________________________________
        Notify (if different from consignee):
    / / Full set of original clean on board vessel marine bill of lading, to order of shipper, blank endorsed, marked: "Notify _____________________ _____________________________________________________________________."
    / / Full set of original clean   / / on board vessel  / / on board inland
        carrier combined transport bill of lading, to order of shipper, blank endorsed, marked: "Notify ___________________________________________."
        Bill of lading marked (select one): / / freight prepaid / / freight collect.
    / / Other documents:_______________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
15. Special Instructions to be included in the Letter of Credit:_______________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    Special Instructions for Bank of America: _________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
DOCUMENTS MUST BE PRESENTED TO THE NEGOTIATING OR PAYING BANK NO LATER THAN ___ DAYS AFTER DATE OF TRANSPORT DOCUMENT (ON BOARD VALIDATION APPLICABLE FOR OCEAN SHIPMENT) BUT WITHIN THE VALIDITY OF THE LETTER OF CREDIT. ALL DOCUMENTS TO BE FORWARDED IN ONE COVER, BY AIRMAIL, UNLESS OTHERWISE STATED UNDER SPECIAL INSTRUCTIONS.
___________________________________________________________________________
CUSTOMER UNDERSTANDS THAT THE FINAL FORM OF THE LETTER OF CREDIT MAY BE
SUBJECT TO SUCH REVISIONS AND CHANGES AS ARE DEEMED NECESSARY OR APPROPRIATE
BY BANK'S LETTER OF CREDIT ISSUING UNIT AND CUSTOMER HEREBY CONSENTS TO SUCH REVISIONS AND CHANGES.

B.  AGREEMENT.

    In consideration of Bank issuing for the account of Customer the Letter of Credit, Customer agrees to the following:

    1. Customer shall pay Bank, on demand, all amounts paid by Bank under or in respect of the Letter of Credit.

    2. Customer shall pay Bank, on demand, commissions and fees for issuance of the Letter of Credit, amendments to the Letter of Credit, payments under the Letter of Credit, automatic extensions of the Letter of Credit, cancellation of the Letter of Credit, and other services in the amounts Customer and Bank may agree, or, in the absence of such agreement, in the amounts customarily charged by Bank on the date of Bank's demand.

    3. All payments and deposits by Customer under this Application and Agreement shall be made at the branch or office Bank may designate from time to time. Bank shall have no obligation to pay Customer interest on any deposit made by Customer under this Application and Agreement.

    4. (a) All payments and deposits by Customer under this Application and Agreement shall be in the currency in which the Letter of Credit is payable, except that Bank may, at its option, require payments and deposits by Customer under this Application and Agreement to be made in U.S. Dollars if the Letter of Credit is payable in a foreign currency.

       (b) The amount of each payment and each deposit by Customer under this Application and Agreement in U.S. Dollars for a Letter of Credit payable in a foreign currency shall be determined by converting the relevant amount to U.S. Dollars at the Conversion Rate in effect:

          (i) with respect to each payment under Paragraph B.1., on the date the payment is made by Bank under or in respect of the Letter of Credit; and

          (ii) with respect to each payment not falling under the preceding clause (i) and each deposit, on the date of Bank's demand for such payment or deposit.

       (c) If a U.S. Dollar deposit by Customer under this Application and Agreement for a Letter of Credit payable in a foreign currency becomes less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit because of any variation in rates of exchange, Customer shall deposit with Bank, on demand, additional amounts in U.S. Dollars so that the total amount deposited by Customer under this Application and Agreement is not less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit, determined by using the Conversion Rate on the date of Bank's latest demand.

       (d) "Conversion Rate" means the rate quoted by Bank in San Francisco, California, for the purchase from Bank of the relevant foreign currency with U.S. Dollars.

     5. Customer shall reimburse or compensate Bank, on demand, for all costs incurred, losses suffered and payments made by Bank which are applied or allocated by Bank to the Letter of Credit (as determined by Bank) by reason of any and all present or future reserve, deposit, assessment or similar requirements against (or against any class of or change in or in the amount of assets or liabilities of, or commitments or extensions of credit by, Bank.

     6. If Bank determines that any law, rule, regulation, or guideline regarding capital adequacy affects or would affect the amount of capital required to be maintained by Bank or any corporation controlling Bank and that (taking into consideration Bank's policies with respect to capital adequacy and Bank's desired return on capital) the amount of required capital is increased as a result of Bank's obligations under the Letter of Credit, then, on demand, Customer shall pay Bank additional amounts sufficient as specified by Bank to compensate Bank for such increase.

     7. Customer will obtain, or cause to be obtained, insurance on all goods described in the Letter of Credit. The insurance will cover fire and other usual risks, and any additional risks Bank may request. Customer authorizes and empowers Bank to collect the proceeds of any insurance and apply such proceeds against any of Customer's obligations to Bank under this Application and Agreement.

     8. Customer represents and warrants to Bank that Customer has obtained all import and export licenses and other governmental approvals required for the goods and the documents described in the Letter of Credit.

     9. All directions and correspondence relating to the Letter of Credit are to be sent at Customer's risk and expense.

     10. (a) Customer hereby grants to Bank a security interest in the following described property, whether now owned or hereafter acquired by Customer ("Collateral"):

         (i)   All goods and documents described in the Letter of Credit;

         (ii) All negotiable and nonnegotiable documents of title covering any of the above-described property;

         (iii) All rights under contracts of insurance covering any of the above described property;

         (iv) All deposit accounts now or hereafter maintained with Bank with respect to the Letter of Credit; and

         (v)   All proceeds of any of the above described property.

     (b) The Collateral secures and will secure all obligations and liabilities of Customer to Bank under or in respect of this Application and Agreement, whether now existing or hereafter incurred or created, whether due or to become due, and whether absolute or contingent.

     (c) If Customer defaults under any provision of this Application and Agreement, Bank may enforce the security interest granted hereunder pursuant to the California Uniform Commercial Code or any other applicable law. In the event of any deficiency, Customer will immediately pay the same to Bank.

     (d) In the event the Collateral should suffer any decline in value, Customer shall, on demand, deliver to Bank additional Collateral satisfactory to Bank.

     11. Customer shall pay interest, on demand, on any amount not paid when due under this Application and Agreement from the due date until payment in full at a rate per annum equal to the rate of interest publicly announced from time to time by Bank in San Francisco, California, as its reference rate plus three percentage points. The reference rate is set by Bank based on various factors, including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some credits. Bank may price credit at, above or below the reference rate. Any change in Bank's reference rate shall take effect at the opening of business on the day specified in Bank's public announcement of a change in Bank's reference rate. Interest will be computed on the basis of a 365 day year and actual days elapsed.

     12. Customer authorizes Bank to charge any of Customer's accounts with Bank for all amounts then due and payable to Bank under this Application and Agreement.

     13. Customer shall pay, on demand, all costs, expenses, and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with (a) any dispute concerning the Letter of Credit or this Application and Agreement, or (b) the enforcement of this Application and Agreement.

     14. If any arbitration award, judgment or order is given or made for the payment of any amount due under this Application and Agreement and such arbitration award, judgment or order is expressed in a currency other than the currency required under this Application and Agreement, Customer shall indemnify Bank against and hold Bank harmless from all loss and damage incurred by Bank as a result of any variation in rates of exchange between the date of such arbitration award, judgment or order and the date of payment (or, in the case of partial payments, the date of each partial payment) thereof. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Application and Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Bank from time to time, and shall continue in full force and effect notwithstanding any arbitration award, judgment or order for a liquidated sum in respect of an amount due under this Application and Agreement.

     15. The word "Customer" in this Application and Agreement refers to each signer (other than Bank) of this Application and Agreement. If this Application and Agreement is signed by more than one Customer, their obligations under this Application and Agreement shall be joint and several.

     16. Subject to the laws, customs, and practices of the trade in the area where the beneficiary is located, the Letter of Credit will be subject to, and performance under the Letter of Credit by Bank, its correspondents, and the beneficiary will be governed by, the "Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400," or by later Uniform Customs and Practice fixed by later Congresses of the International Chamber of Commerce as in effect on the date the Letter of Credit is issued.

     17. This Application and Agreement shall be governed by and construed under the laws of the State of California, to the jurisdiction of which the parties hereto submit.

     18. Any controversy among the parties arising out of or relating to this Application and Agreement or the Letter of Credit shall at the request of any party be determined by arbitration. The arbitration shall be conducted in San Francisco, California, under the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Application and Agreement or the Letter of Credit, and pursuant to the Commercial Rules of the American Arbitration Association. The arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. This Paragraph shall not limit the right of any party to this Application and Agreement or the Letter of Credit to exercise lawful self-help remedies or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during, or after the pendency of any arbitration. The seeking, obtaining or exercising of such a remedy does not waive the right of any party, including the party who sought such remedy, to resort to arbitration. Notwithstanding the foregoing, no controversy shall be submitted to arbitration under this Paragraph without the consent of all parties if, at the time of the proposed submission, such controversy arises from or relates to an obligation to Bank which is secured by real property collateral.

This Application and Agreement is executed by Customer on________________, 19__.
_____________________________________
          Name of Customer

By___________________________________    Title _______________________________

By___________________________________    Title _______________________________

___________________________________________________________________________
                             FOR OFFICE USE ONLY
___________________________________________________________________________
FX-150 TO: / / TRADE FINANCE SERVICES - Concord #6569 / / TRADE FINANCE
SERVICES - Los Angeles # 5655
___________________________________________________________________________
COMMISSION / / Per MISC-42   / / Other _________________________________________
           / / Charge Branch / / Charge customer account directly
           / / Commissions and Charges only
           / / Drawings, Commissions, and Charges / / Prepaid-UFE attached
___________________________________________________________________________
BANK OFFICER NAME (Type or Print)        BANKAMERINET NO.      DDA CUSTOMER A/C#
___________________________________________________________________________
BANK OFFICER SIGNATURE                   BRANCH/DEPT. NAME     BRANCH/DEPT. NO.
___________________________________________________________________________
BANK OFFICER SIGNATURE
_______________________________________

                             ASSIGNMENT OF LEASE


     This Assignment of Lease ("Assignment") is entered into this 16th day of April, 1996 by and between Boro Vukadinovic as Assignor ("Boro") and Retrospettiva, Inc., a California corporation as Assignee ("Retro").

                             EXPLANATORY NOTES

     A. An industrial Real Estate Lease dated June 21, 1994 was entered into by and between David Miller, as Trustee of the David Miller and Edis Miller Family Trust dated January 15, 1987 as landlord ("Landlord") and Boro as tenant regarding approximately 2,200 rentable square feet of a building commonly known as 8825 West Olympia Boulevard, Beverly Hills, California 90211 which was amended by a First Amendment of Lease dated October 19, 1994 (collectively, the "Lease"), a copy of which is attached hereto as Exhibit A and made a part hereof.

     B. Boro and Retro desire, among other things, to have (i) Boro assign to Retro all of Boro's interest as tenant in the Lease, (ii) Retro assume all obligations of tenant pursuant to the Lease and (iii) Retro guarantee full performance of all tenant obligations under the Lease by Retro and indemnify and hold Boro harmless from any and all claims and damages resulting from non-performance by Retro as tenant under the Lease.

     C. Retro is controlled by Boro and Section 9.02 of the Lease permits the assignment of the tenant's interest, without the Landlord's consent, to any corporation which, among other things, is controlled by the tenant.

     In consideration of the foregoing explanatory notes and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Boro and Retro agree as set forth below.

     1. ASSIGNMENT. Boro hereby assigns and transfers all of his right, interest and title, including any security deposits and prepaid rents, to Retro.

     2. ASSUMPTION OF OBLIGATIONS. Retro hereby assumes all obligations, monetary and otherwise, of Boro as tenant pursuant to the Lease, warrants and guarantees to Boro that it will timely perform all duties and obligations as tenant under the Lease and agrees to indemnify and hold Boro harmless from any and all duties, obligations, claims and damages, including but not limited to attorney's fees and court costs, resulting from this Assignment and Retro's nonperformance of any obligations or duties as tenant under the Lease.

     3. REPRESENTATIONS OF BORO. Boro represents that the Lease is in full force and effect, that there are no agreements between Boro and the Landlord other than those contained in the Lease, that neither the Landlord nor Boro are in default under any section or provision of the Lease and that this Assignment does not require any approval, written or otherwise, by the Landlord. Boro further represents that he controls Retro as required under Section 9.02 of the Lease for an assignment without Landlord's consent.

     4.  MISCELLANEOUS PROVISIONS.

         4.1. ENTIRE AGREEMENT. This Assignment represents the entire agreement between Boro and Retro with respect to the subject matter contained herein, and shall supersede all other agreements, undertakings and communications of any kind, whether written or oral.

         4.2. HEADINGS. The headings contained herein are for convenience only and have no force or effect.

         4.3. BINDING EFFECT. This Assignment shall be binding upon the parties hereto and shall inure to the benefit of their assignees, successors, heirs or representatives.

         4.4. ASSIGNMENT. This Assignment or the rights of tenant under the Lease may not be assigned by Retro without the prior written consent of Boro which shall not be unreasonably withheld. If Retro does assign its rights under the Lease, the indemnification provision under Section 2 above shall remain in full force and effect.

     IN WITNESS WHEREOF, Boro and Retro have entered into this Assignment effective on the date set forth above.

                                            RETROSPETTIVA, INC.


/s/  BORO VUKADINOVIC                       By:        /s/  ILLEGIBLE
-------------------------------------          -------------------------------
     BORO VUKADINOVIC                                       President

                            FIRST AMENDMENT OF LEASE


1. IDENTIFICATION AND PARTIES. This First Amendment of Lease (this "Amendment"), dated for identification purposes only October 19, 1994, is entered into by and between David Miller, as Trustee of the David Miller and Edis Miller Family Trust dated January 15, 1987 ("Landlord"), and Boro Vukadinovic/Magellan, jointly and severally ("Tenant").

2.  RECITALS.

    2.1. Landlord and Tenant are parties to that certain Industrial Real Estate Lease dated June 21, 1994, covering approximately 2,200 rentable square feet of a building commonly known as 8825 West Olympic Boulevard, Beverly Hills, California 90211 (the "Lease"). Capitalized terms used herein and not otherwise defined shall have the same definitions as set forth in the Lease.

    2.2. Landlord and Tenant desire, among other things, to extend the Lease Term upon and subject to the following terms, provisions and conditions, and to agree to other matters as set forth herein.

    In consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as set forth below.

3.  AMENDMENT.

    3.1. LEASE TERM. Section 1.05 of the Lease is hereby amended to provide that the Lease Term shall be for a period of five (5) years and one (1) month beginning on January 1, 1995 and ending on January 31, 2000.

    3.2. EARLY OCCUPANCY. Section 2.03 of the Lease is hereby deleted in its entirety and is replaced with the following:

    "Landlord shall permit Tenant to occupy the Property prior to the Commencement Date from September 15, 1994 to December 31, 1994, provided that Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall not pay Base Rent but shall pay all other charges specified in this Lease for the early occupancy period commencing on September 15, 1994 and ending on November 30, 1994. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period commencing on December 1, 1994 and ending on December 31, 1994. For purposes of this Lease, Landlord's forgiveness of Tenant's obligation to pay Base Rent for the early occupancy period from September 15, 1994 through and including November 30, 1994 shall be deemed to constitute 'Abated Rent' as defined herein."

    3.3. BASE RENT. Section 3.01 of the Lease is hereby deleted in its entirety and is replaced with the following:

         "TIME AND MANNER OF PAYMENT. On or before the execution of this Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the month of December 1994. On the first day of the first month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing."

4.  MISCELLANEOUS PROVISIONS.

    4.1. ENTIRE AGREEMENT. The Lease, as amended by this Amendment, represents the entire agreement between Landlord and Tenant with respect to the subject matter hereof, and shall supersede all other agreements, undertakings and communications of any kind, whether written or oral.

    4.2. NO OTHER MODIFICATIONS. Except as expressly amended hereby, the Lease is unchanged and all other terms, covenants and conditions of the Lease shall continue in full force and effect.

    4.3. FURTHER ASSURANCES. From time to time, upon the reasonable request of either Landlord or Tenant, the other party shall take further actions and shall execute such further instruments and documents as are necessary or desirable to implement the terms, provisions and conditions hereof. All reasonable costs thereof shall be paid for by the requesting party.

    4.4. COUNTERPARTS. This Amendment may be executed in one or more duplicate counterparts, each of which shall be deemed an original, but all of which together, when executed, shall constitute one and the same instrument.


    IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment on the dates set forth opposite their respective signatures below.

                                                       "LANDLORD"

Date: 10-19-94                                      /s/  DAVID MILLER
      --------                              -----------------------------------
                                            David Miller, as Trustee of the
                                            David Miller and Edis Miller
                                            Family Trust dated January 19, 1987




                [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                                          "TENANT"

Date: 10-19-94                                    /s/  BORO VUKADINOVIC
      --------                              -----------------------------------
                                                BORO VUKADINOVIC, individually

                                                 Magellan, a
                                                             ------------------

Date:                                       By:
     -------------                              -------------------------------
                                            Its:
                                                -------------------------------


Date:                                       By:
     -------------                              -------------------------------
                                            Its:
                                                -------------------------------











                                       3